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                                                                   EXHIBIT 10.14


            AMENDED AND RESTATED MORTGAGE BANKING SERVICES AGREEMENT

         This Amended and Restated Mortgage Banking Services Agreement (this "Agreement"), entered into as of _____________, 2003, by and between Gen-Net Lease Income Trust, Inc., a Michigan corporation ("Gen-Net"), and Capital Matrix, L.L.C., a Michigan limited liability company ("Capital").

         WHEREAS, Gen-Net and Capital are parties to a Mortgage Banking Services Agreement, dated as of June 2, 2003 (the "Prior Agreement"); and

         WHEREAS, Gen-Net and Capital desire to amend and restate in its entirety the Prior Agreement.

         NOW, THEREFORE, the parties agree to amend and restate the Prior Agreement in its entirety as follows:

         1. Gen-Net hereby engages Capital to (a) arrange mortgage financing on terms acceptable to Gen-Net for one government leased or net leased real property acquisition, which property will be selected at the sole discretion of Gen-Net, and (b) arrange re-financing on terms acceptable to Gen-Net for the Bakersfield, California property.

         2. The parties agree that Gen-Net shall pay Capital, at the closing of the respective first mortgage or deed of trust financing a sum equal to one percent (1%) of the principal amount of said financing and upon the closing of the refinancing of the Gen-Net Bakersfield property one percent (1%) of the principal amount of the mortgage that refinances the Gen-Net Bakersfield property.

         3. The parties further agree that after the closing of the initial mortgage or deed of trust financing on the property selected by Gen-Net pursuant to Section 1(a) above and the refinancing of the Gen-Net Bakersfield property, in each case, whether or not pursuant to arrangements by Capital, neither party shall have any additional obligations under this Agreement and this Agreement shall immediately terminate without any further action by the parties hereto.

         4. Nothing herein shall alleviate or waive any claim that Gen-Net may assert in the future in the event that Capital were to fail to perform its mortgage brokerage services for Gen-Net in accordance with generally accepted mortgage brokerage industry standards.

         5. This Agreement cannot be assigned by either party without the express written consent of the other party, except that it shall continue to apply in full force and effect as to any corporate successor to Gen-Net.

         6. This Agreement shall be construed and enforced under the laws of the State of Michigan.



                                                                          /s/ BB


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         7. This Agreement amends, restates and replaces in its entirety the
Prior Agreement. Upon its execution of this Agreement, the Prior Agreement shall have no further force or effect.


         Effective as of the date set forth above.

                                 GEN-NET LEASE INCOME TRUST, INC.


                                 By:      /s/ Thomas D. Peschio
                                    -------------------------------------------
                                 Name:    Thomas D. Peschio
                                      -----------------------------------------
                                 Title:   President and Chief Executive Officer
                                       ----------------------------------------


                                 CAPITAL MATRIX, L.L.C.


                                 By:               /s/ Bruce Baum
                                    -------------------------------------------
                                 Name:             Bruce Baum
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------


                                                                       1/12/04




                                                                          /s/ BB